"MITSUBISHI MOTORS CREDIT OF AMERICA,  INC."
Monthly Servicing Report  --  MMCA Auto Owner Trust 1999-2
"May 1, 2002 through May 31, 2002"

I.  ORIGINAL TRANSACTION  PARAMETERS
A.	Initial Rec.						" 597,789,058.71 "
B.	Level Pay Pool Bal of the Initial Rec.			" 446,822,127.07 "
C.	Last Schd. Pmt Pool Bal of the Initial Rec.		" 150,966,931.64 "
D.	Notes
	1 	Class A-1
		a.	Initial Bal				" 326,000,000.00 "
		b.	Note Interest Rate			6.30%
		c.	Noteholders' Final Schd. Pmt Date	06/15/02
	2 	Class A-2
		a.	Initial Bal				" 210,000,000.00 "
		b.	Note Interest Rate			6.80%
		c	Noteholders' Final Schd. Pmt Date	08/15/03
	3 	Class A-3
		a.	Initial Bal				" 142,000,000.00 "
		b.	Note Interest Rate			7.00%
		c.	Noteholders' Final Schd. Pmt Date	05/15/04
	4 	Class B
		a.	Initial Bal				" 62,000,000.00 "
		b.	Note Interest Rate			7.55%
		c.	Noteholders' Final Schd. Pmt Date	04/15/06
E.	Certificates Initial Bal				" 60,000,000.00 "
F.	Servicing Fee Rate					1.00%
G.	Wt. Average Coupon (WAC) of the Initial Rec.		7.39%
H.	Wt. Avg. Original Term to Maturity  (WAOM) of
	Initial Rec.						52.68 months
I.	Wt. Avg. Remaining Term to Maturity (WAM) of
	Initial Rec.				 		48.33 months
J.	Number of Initial Rec.					" 31,328 "
K.	Reserve Acct
	1 	Initial Reserve Acct Deposit
		Percentage of Initial Pool			0.15%
	2 	Reserve Acct Deposit on the Closing Date	" 896,683.59 "
	3.	Specified Reserve Bal Percentage		0.75%
L.	Yield Supplement Acct Deposit on the Closing Date	" 43,536,938.11 "
M.	Maximum Supplemental Reserve Percentage			2.00%
N.	Pre-Funding
	1.	Initial Pre-Funded Amt				" 202,210,941.29 "
	2.	Initial Closing Date				10/28/99
	3.	End of Pre-Funding Period			03/31/00
	4.	Fixed Percentage for Calculating
		Maximum Negative Carry Amt			2.50%
	5.	Initial Wt. Average Rate			6.68%
	6.	Negative Carry Acct Initial Deposit		" 3,367,054.40 "

II.  INPUTS FROM PREVIOUS MONTHLY SERVICER REPORT
A.	Total Pool Bal						" 295,201,302.94 "
B.	Level Pmt Pool Bal					" 164,445,668.60 "
C.	Last Schd. Pmt Pool Bal					" 130,755,634.34 "
D.	Notes
	1 	Class A-1
		a.	Prior Month Note Bal		 	0.00
		b.	Interest Carryover Shortfall		-
		c.	Principal Carryover Shortfall	 	-
	2 	Class A-2			 		-
		a.	Prior Month Note Bal			" 31,201,302.94 "
		b.	Interest Carryover Shortfall		-
		c.	Principal Carryover Shortfall		-
	3 	Class A-3			 		-
		a.	Prior Month Note Bal			" 142,000,000.00 "
		b.	Interest Carryover Shortfall		-
		c.	Principal Carryover Shortfall		-
	4 	Class A-4			 		-
		a.	Prior Month Note Bal			" 62,000,000.00 "
		b.	Interest Carryover Shortfall		-
		c.	Principal Carryover Shortfall		-
E.	Certificates Bal					" 60,000,000.00 "
F.	Reserve Acct Bal					" 5,999,703.44 "
G.	Supplemental Reserve Acct Bal				" 11,116,968.20 "
H.	Yield Supplement Acct Bal				" 7,956,051.97 "
I.	Payahead Acct Bal					" 119,626.33 "
J.	Pre-Funding Acct Bal				 	-
K. 	Negative Carry Acct Bal				 	-
L.	Cumulative Losses for All Prior Periods			" 29,825,374.80 "
M.	Wt. Average Coupon (WAC)				7.926%
N.	Wt. Average Remaining Term to Maturity  (WAM) 		21.34
O.	Number of Contracts					" 24,366.00 "
P.	Total Subsequent Rec. Sold as of Related Cutoff Dates
	1 	Level Pay Bal					" 154,119,547.96 "
	2 	Last Schd. Pmt Bal				" 48,051,851.91 "
	3 	Total						" 202,171,399.87 "

III.  INPUTS FROM THE INVESTOR REPORTING SYSTEM
A.	Precomputed Contracts Level Pmt Principal
	1.	Schd. Principal Reduction			" 263,521.89 "
	2.	PrePmts in Full					" 112,616.55 "
	3.	Repurchased Rec. Principal 			-
	4.	Repurchased Rec. Interest			-
B.	Total Collections for Precomputed Contracts 		" 416,453.75 "
C.	Precomputed Contracts - Principal on Last Sched. Pmts
	1.	Collected Principal				" 67,602.93 "
	2.	Repurchased Rec. Principal 			-
	3.	Repurchased Rec. Interest			-
	4.	Last Sched. Pmt Princ. Paid in Full Prior
		to Month of Maturity				" 65,698.53 "
	5.	Last Sched. Pmt Principal Due on Loans
		Matured This Month			 	-
D.	Simple Interest Contracts - Level Pmt
	1.	Principal Reduction				" 9,993,545.68 "
	2.	Collected Principal				" 9,842,156.54 "
	3.	Collected Interest				" 1,841,931.25 "
	4.	Repurchased Rec. Principal 			" 17,568.30 "
	5.	Repurchased Rec. Interest			193.48
E.	Simple Interest Contracts - Principal on
	Last Schd. Pmts
	1.	Collected Principal				" 2,369,995.54 "
	2.	Repurchased Rec. Principal 			-
	3.	Repurchased Rec. Interest			-
	4.	Last Schd. Pmt Princ. Collected Prior
		to Month of Maturity				" 2,259,135.56 "
	5.	Last Schd. Pmt Principal Due on Loans
		Matured This Month				" 336,720.09 "
F.	Yield Supplement Information
	1.	Yield Supplement Amt 				" 608,020.95 "
	2.	Specified Yield Supplement Acct Bal		" 7,173,843.42 "
	3.	Deposit to YSA for Subsequent Rec.
		Sold This  Period			 	-
G.	Advances
	1.	Actuarial Advances
		a.	Beginning Actuarial Advances 		" 162,547.20 "
		b.	Pmts Due on Subsequent Rec. Sold
			This Period		 		-
		c.	Current Month Actuarial Advances 	" 39,340.97 "
		d.	Reimbursement of Actuarial Advances	" 52,090.76 "
		e.	Ending Actuarial Advances		" 149,797.41 "
	2.	Precomputed Loans - Last Schd. Pmt Advances
		a.	Beginning Last Schd. Pmt Advances	" 133,437.28 "
		b.	Current Month Last Schd. Pmt Advances	-
		c.	Reimbursement of Last Schd.
			Pmt Advances 				" 4,212.63 "
		d.	Ending Last Schd. Pmt Advances		" 129,224.65 "
	3.	Simple Interest Loans - Last Schd.
		Pmt Advances
		a.	Beginning Last Schd. Pmt Advances	" 749,088.67 "
		b.	Current Month Last Schd. Pmt Advance	" 258,918.65 "
		c.	Reimbursement of Last Schd.
			Pmt Advances				" 63,874.36 "
		d.	Ending Last Schd. Pmt Advances		" 944,132.96 "
	4.	Net Servicer Advances 				" 178,081.87 "
H.	Payahead Acct Activity
	1.	Net Increase/(Decrease) in Payahead Acct Bal	"(28,063.54)"
	2.	Payahead Bal of Loans Defaulted this Period	" 8,638.80 "
	3.	Deposit to Payahead Acct for Subsequent
		Rec. Sold This  Period			 	-
	4.	Ending Payahead Bal 				" 91,562.79 "
I.	Rule of 78s Pmt				 		-
J.	Wt. Average Coupon of Remaining  Portfolio (WAC)	7.955%
K.	Wt. Average Remaining Maturity of  Portfolio (WAM)	20.46
L.	Remaining Number of Rec.				" 23,601 "
M.	Delinquent Contracts	Contracts 		 Amount
	1.	30-59 Days
		Delinquent	" 1,075 "	4.55%	" 15,508,783.63 "	5.53%
	2.	60-89 Days
		Delinquent	215 		0.91%	" 3,151,332.27 "	1.12%
	3.	90 Days or more
		Delinquent	167 		0.71%	" 2,405,771.72 "	0.86%
N.	Net Loss and Defaulted Rec.
	Information
	1.	Vehicles Repossessed
		During Month 	80 			" 648,326.00 "
	2.	Loans Defaulted During
		the Month	105
	3.	Level Pmt Principal Bal of Defaulted Rec.	" 842,537.11 "
	4.	Last Schd. Pmt Principal Bal of
		Defaulted Rec.					" 755,952.26 "
	5.	Level Pmt Liquidation Proceeds			" 348,806.66 "
	6.	Last Schd. Pmt Liquidation Proceeds		" 86,281.67 "
	7.	Recoveries of Level Pmt and Last Scheduled
		Pmt on Previously Defaulted Receivables		" 434,817.67 "
O.	Pool Bals
	1.	Total Pool Bal					" 280,554,006.97 "
	2.	Level Pay Pool Bal				" 153,215,879.07 "
	3.	Last Schd. Pmt Pool Bal				" 127,338,127.90 "
P.	Principal Bal of Subsequent Rec. Sold This
		 Period As of Subsequent Transfer Date
	1.	Level Pay Bal			 		-
	2.	Last Schd. Pmt Bal			 	-
	3.	Total Principal Bal			 	-

IV.  INPUTS DERIVED FROM OTHER SOURCES
A.	Reserve Acct Investment Income				" 7,842.93 "
B.	Collection Acct Investment Income			" 18,622.86 "
C.	Payahead Acct Investment Income				147.46
D.	Yield Supplement Acct Investment Income			" 10,896.90 "
E.	Supplemental Reserve Acct Investment Income		" 14,696.66 "
F.	Pre-Funding Acct Investment Income			-
G.	Negative Carry Acct Investment Income			-

V. PRE-FUNDING ACTIVITY
A.	Subsequent Rec. Sold This Period
	1.	Principal Bal of Subsequent
		Rec. Sold This  Period			 	-
	2.	Subsequent Cutoff Date for Subsequent
		Rec. Sold This  Period				n/a
	3.	Subsequent Transfer Date for Subsequent
		Rec. Sold This  Period				n/a
	4.	Deposit to Reserve Acct for Subsequent
		Rec. Sold This  Period			 	-
	5.	Deposit to Yield Supplement Acct for
		Subsequent Rec. Sold This Period		-
	6.	Deposit to Payahead Acct for Subsequent
		Rec. Sold This  Period			 	-
	7.	Amt Paid to Seller for Subsequent Rec.
		Sold This Period			 	-
B.	End of Pre-Funding Period 				03/31/00
C.	Pre-Funded Amt
	1.	Beginning Pre-Funding Amt			-
	2.	Principal Bal of Subsequent Rec.
		Sold This  Period			 	-
	3.	Remaining Pre-Funded Amt Payable to
		Noteholders This Period Due to End of
		Pre-Funding Period		 		-
	4.	Remaining Pre-Funded Amt Payable
		to Noteholders " This Period Due to
		Bal. Less than $100,000"		 	-
	5.	Remaining Pre-Funding Amt			-
D.	Negative Carry Acct
	1.	Calculation of Negative Carry Amt for
		the Current Period
		a.	Accrued Note Interest for
			this Period				" 1,395,224.04 "
		b.	Pre-Funded Percentage			0.00%
		c.	Net Investment Earnings on
			the Pre-Funded Amt		 	-
		d.	Negative Carry Amt for the
			Current Period		 		-
	2.	Maximum Negative Carry Amt
		a.	Wt. Average Rate based on
			Ending Note Bals			7.14%
		b.	Note Percentage based on Ending
			Note Bals				78.61%
		c.	Remaining Pre-Funded Amt		-
		d.	Actual Number of Days From Pmt
			Date to End of Pre-Funding Period	-
		e.	Maximum Negative Carry Amt		-
		f.	Required Negative Carry Acct Bal	-
E. 	Total Subsequent Rec. Sold as of Related
	Cutoff Dates
	1.	Level Pay					" 154,119,547.96 "
	2.	Last Schd.					" 48,051,851.91 "
	3.	Total						" 202,171,399.87 "
F.	Total Initial and Subsequent Rec. Sold as of
	Related Cutoff Dates
	1.	Level Pay					" 600,941,675.03 "
	2.	Last Schd.					" 199,018,783.55 "
	3.	Total						" 799,960,458.58 "
G.	Specified Reserve Bal					" 5,999,703.44 "

VI.  COLLECTIONS
A.	Level Pmts Received (Excluding Repurchases)
	1.	Total Collections for Precomputed
		Contracts 					" 416,453.75 "
	2.	Collected Principal on Simple Interest
		Contracts 					" 9,842,156.54 "
	3.	Collected Interest on Simple Interest
		Contracts 					" 1,841,931.25 "
	Total							" 12,100,541.54 "

B.	Last Schd. Pmt Principal Collections			" 2,437,598.47 "
C.	Remaining Pre-Funded Amt Due to Noteholders		0.00
D.	Net Change in Payahead Acct Bal 			"28,063.54 "
E.	Net Liquidation Proceeds and Recoveries Received 	"869,906.00 "
F.	Principal and Interest on Purchased or
	Repurchased Contracts 					"17,761.78 "
G.	Exclusion of Rule of 78's Pmts 				0.00
H.	Net Servicer Advances/(Reimbursements) 			"178,081.87 "
I.	Yield Supplement Amt 					"608,020.95 "
J.	Net Investment Earning on the Pre-Funding Acct		0.00
K.	Negative Carry Amt 					0.00
L.	Available Funds						"16,239,974.15 "

VII.  DISTRIBUTIONS
A.	Principal Distribution Amt
	1 	Principal Pmt (Excl. Repurchases and
		Defaulted Rec.)   				"13,031,238.30 "
	2 	Principal Pmt on Purchased and
		Repurchased Contracts  				"17,568.30 "
	3 	Principal Pmt of Defaulted Rec.  		"1,598,489.37 "
	4 	Total Schd. Principal				"14,647,295.97 "
	5 	Principal Carrryover Shortfall			0.00
	6 	Remaining Pre-Funded Amt Due To Noteholders	0.00
	7 	Total Principal Distribution Amt		"14,647,295.97 "
B.	Total Required Pmt
	1 	Total Servicing Fee  				"197,454.14 "
	2 	Accrued Note Interest  Due
		a.	Class A-1				0.00
		b.  	Class A-2				"176,807.38 "
		c. 	Class A-3 				"828,333.33 "
		d.	Class B 				"390,083.33 "
		e.	Total Accrued Note Interest		"1,395,224.04 "
	3 	Principal Distribution Amt Due
		a.	Class A-1 				0.00
		b.  	Class A-2 				"14,647,295.97 "
		c. 	Class A-3				0.00
		d.	Class B 				0.00
		e.	Total Principal Distribution Amt	"14,647,295.97 "
	4 	Total Required Pmt 				"16,239,974.15 "
	5 	Available Funds					"16,239,974.15 "
	6 	Supplemental Reserve Acct TRP Draw Amt 		0.00
	7 	Reserve Acct TRP Draw Amt			0.00
	8 	Total Available Funds				0.00
C.	Current Period Pmts
	1 	Servicing Fee paid				"197,454.14 "
	2 	Interest Paid
		a.	Class A-1 				0.00
		b.  	Class A-2 				"176,807.38 "
		c. 	Class A-3 				"828,333.33 "
		d.	Class B					"390,083.33 "
		e.	Total Interest Paid			"1,395,224.04 "
	3 	Remaining Available Funds			"14,647,295.97 "
	4 	Principal Pmts
		a.	Class A-1 				0.00
		b.  	Class A-2 				"14,647,295.97 "
		c. 	Class A-3 				0.00
		d.	Class B					0.00
		e.	Total Principal Pmts			"14,647,295.97 "
D.	Current Period Shortfalls
	1 	Interest Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class B					0.00
		e.	Total Interest Carryover Shortfall	0.00
	2 	Principal Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class B					0.00
		e.	Total Principal Carryover Shortfall	0.00
E.	Reserve Acct
	1 	Beginning Reserve Acct Bal			"5,999,703.44 "
	2 	Plus:  Deposit to Reserve Acct for
		Subsequent Rec. Sold This  Period		0.00
	3 	Plus: Reserve Acct Investment Income		"7,842.93 "
	4 	Less: Reserve Acct Advance Draw Amt		0.00
	5 	Less: Reserve Acct TRP Draw Amt			0.00
	6 	Reserve Acct Bal before Deposit to
		Reserve Acct					"6,007,546.37 "
	7 	Specified Reserve Acct Bal			"5,999,703.44 "
	8 	Amt Necessary to Reinstate Reserve Acct
		to Specified Reserve Bal 			0.00
	9 	Funds Available for Deposit to Reserve Acct	0.00
	10 	Amt Deposited to Reserve Acct			0.00
	11 	Reserve Acct Investment Income
		Released to Seller				"7,842.93 "
	12.	Ending Reserve Acct Bal				"5,999,703.44 "
F.	Supplemental Reserve Acct
	1 	Beginning Supplemental Reserve Acct Bal		"11,116,968.20 "
	2 	Plus: Supplemental Reserve Acct
		Investment Income				"14,696.66 "
	3 	Less: Supplemental Reserve Acct Advance
		Draw Amt					0.00
	4 	Less: Supplemental Reserve Acct TRP
		Draw Amt					0.00
	5 	Supplemental Reserve Acct Bal before
		Deposit to Supplemental Reserve Acct		"11,131,664.86 "
	6 	Maximum Supplemental Reserve Acct Bal		"15,999,209.17 "
	7 	Amt Necessary to Reinstate Supplemental
			 Reserve Acct to Maximum Balance	"4,867,544.31 "
	8 	Funds Available for Deposit to
		Supplemental Reserve Acct			0.00
	9 	Amt Deposited to Supplemental Reserve Acct	0.00
	10 	Supplemental Reserve Acct Investment
		Income Released to Seller			0.00
	11 	Ending Supplemental Reserve Acct Bal		"11,131,664.86 "
G.	Excess Funds Deposited to Certificate
	Distribution Acct					0.00
H	Total Distributions					"16,239,974.15 "

VIII.  POOL BALANCES AND PORTFOLIO
	INFORMATION			Beginning		End
A.	Bals and Principal Factors	of Period		of Period
	1.	Total Pool Bal		"295,201,302.94 "	"280,554,006.97 "
	2.	Total Pool Factor	0.3690199 		0.3507098
	3.	Level Pmt Pool Bal	"164,445,668.60 "	"153,215,879.07 "
	4.	Level Pmt Pool Factor	0.2736466 		0.2549596
	5.	Note Bal
		a.	Class A-1	0.00 			0.00
		b.	Class A-2	"31,201,302.94 "	"16,554,006.97 "
		c. 	Class A-3	"142,000,000.00 "	"142,000,000.00 "
		d.	Class B 	"62,000,000.00 "	"62,000,000.00 "
		e.	Total		"235,201,302.94 "	"220,554,006.97 "
	6.	Pool Factor
		a.	Class A-1	0.0000000 		0.0000000
		b.	Class A-2	0.1485776 		0.0788286
		c. 	Class A-3	1.0000000 		1.0000000
		d.	Class B 	1.0000000 		1.0000000
	7.	Certificate Bal		"60,000,000.00 "	"60,000,000.00 "
	8.	Certificate Pool
		Factor			1.0000000 		1.0000000
	9.	Last Schd. Pmt
		Pool Bal		"130,755,634.34 "	"127,338,127.90 "
B.	Portfolio Information
	1.	Wt. Average Coupon
		of  Portfolio (WAC)	7.926%			7.955%
	2.	Wt. Average Remaining
		Term to Maturity
		 of  Portfolio
		(WAM)  in months	21.34 			20.46
	3.	Remaining Number
		of Rec.			"24,366 "		"23,601 "


IX.  NET LOSS AND DELINQUENCY ACTIVITY

A.	Realized Losses for Collection Period			"1,154,762 "
B.	Realized Losses for Collection Period
	Less Recoveries						"719,945 "
C.	Cumulative Losses for all Periods  			"30,545,319 "
D	Delinquent and Repossessed Contracts
				Contracts		Amount
	1.	30-59 Days
		Delinquent	"1,075 "	4.55%	"15,508,783.63 "	5.53%
	2.	60-89 Days
		Delinquent	215 		0.91%	"3,151,332.27 "		1.12%
	3.	90 Days or more
		Delinquent	167 		0.71%	"2,405,771.72 "		0.86%
	4.	Vehicles Repossessed During
		Collection Period
		[IIIN.(1.)]	80 		0.33%	"648,326 "

X.  AVERAGE LOSS AND DELINQUENCY RATIOS

A.	Annualized Ratio of Realized Losses
	to Pool Bal for Each Collection Period
	1.	Second Preceding Collection Period		5.34%
	2.	Preceding Collection Period			6.54%
	3.	Current Collection Period 			4.69%
	4.	Three Month Average 				5.52%

B.	Annualized Net Loss					2.93%

C.	Ratio of Bal of Contracts Delinquent 60 Days
	or More to the Pool Bal as of the End of the
	Collection Period.
	1.	Second Preceding Collection Period		1.95%
	2.	Preceding Collection Period			1.68%
	3.	Current Collection Period 			1.88%
	4.	Three Month Average 				1.84%

XI.  RECONCILIATION OF COLLECTION Acct
A.	Transfers Into Collection Acct
	1.	Transfer of Daily Collections
		(input from bank records)			"15,408,046.01 "
	2.	Yield Supplement Amt from MMCA			"608,020.95 "
	3.	Net Servicer Advances (if positive) 		"178,081.87 "
	4.	Supplemental Reserve Acct Draw for
		Total Required Pmt				0.00
	5.	Reserve Acct Draw for Total Required Pmt 	0.00
	6.	Deposit from Payahead Acct  			"28,063.54 "
	7.	Collection Acct Investment Income  		"18,622.86 "
	8.	Transfer of Negative Carry Amt from
		Negative Carry Acct				0.00
	9.	Transfer of Net Earnings on Pre-Funding Acct	0.00
	10.	Total Transfers Into Collection Acct		"16,240,835.23 "
B.	Transfers from Collection Acct
	1.	To Servicer
		a.	Total Servicing Fee			"197,454.14 "
		b.	Rule of 78's Pmt			0.00
		c.	Net Reimbursement of Servicer
			Advance	or Pmts Due Prior to
			Cutoff Date				0.00
		d.	Less:  Total Principal and Interest
			on Repurchases (Netted from Amts
			Due Servicer) 				"(17,761.78)"
		e.	Total To Servicer (Net of
			Total Repurchases)			"179,692.36 "

	2.	Total Required Pmt Distributed
		(Net of Servicing)				"16,042,520.01 "
	3.	Deposit to Payahead Acct 			0.00
	4.	Deposit to Reserve Acct 			0.00
	5.	Deposit to Supplemental Reserve Acct 		0.00
	6.	Deposit To Certificate Distribution Acct
		a.	Excess Funds				0.00
		b.	Collection Acct Investment Income	"18,622.86 "
		c.	Total to Certificate Distribution
			Acct					"18,622.86 "
	7.	Total Transfers from Collection Acct		"16,240,835.23 "

XII.  RECONCILIATION OF RESERVE Acct
A.	Beginning Bal of Reserve Acct 				"5,999,703.44 "
B.	Transfers Into Reserve Acct
	1.	Reserve Acct Deposit from Available Funds 	0.00
	2.	Reserve Acct Investment Income   		"7,842.93 "
	3.	Transfer from Pre-Funding Acct for
		Subsequent Rec.					0.00
	4.	Total Transfers Into Reserve Acct		"7,842.93 "
C.	Total Transfers In and Beginning Bal			"6,007,546.37 "
D.	Distributions From Reserve Acct
	1.	Transfer to Servicer for Reserve Acct
		Advance Draw Amt				0.00
	2.	Transfer to Collection Acct for
		   Reserve Acct TRP Draw Amt  			0.00
	3.	Reserve Acct Investment Income to Seller	"7,842.93 "
	4.	Total Transfers From Reserve Acct		"7,842.93 "
E.	Ending Bal   [VIIIJ.]					"5,999,703.44 "
F.	Total Distributions and Ending Bal			"6,007,546.37 "

XIII.  RECONCILIATION OF SUPPLEMENTAL RESERVE Acct
A.	Beginning Bal of Supplemental Reserve Acct		"11,116,968.20 "
B.	Transfers Into Supplemental Reserve Acct
	1.	Supplemental Reserve Acct Deposit
		from Available Funds 				0.00
	2.	Supplemental Reserve Acct Investment Income  	"14,696.66 "
	3.	Total Transfers Into Supplemental
		Reserve Acct					"14,696.66 "
C.	Total Transfers In and Beginning Bal			"11,131,664.86 "
D.	Distributions From Supplemental Reserve Acct
	1.	Transfer to Servicer for Supplemental
		    Reserve Acct Advance Draw Amt		0.00
	2.	Transfer to Collection Acct for
		   Supplemental Reserve Acct TRP Draw Amt  	0.00
	3.	Supplemental Reserve Acct Investment
		Income to Seller 				0.00
	4.	Total Transfers From Supplemental
		Reserve Acct					0.00
E.	Ending Bal  						"11,131,664.86 "
F.	Total Distributions and Ending Bal			"11,131,664.86 "

XIV.  RECONCILIATION OF PAYAHEAD Acct
A.	Beginning Bal of Payahead Acct				"119,626.33 "
B.	Transfers Into Payahead Acct
	1.	Net Payahead Transfer from Collection Acct 	0.00
	2.	Payahead Acct Investment Income    		147.46
	3.	Transfer from Pre-Funding Acct for
		Subsequent Rec.					0.00
	4.	Total Transfers Into Payahead Acct  		147.46
C.	Total Transfers In and Beginning Bal			"119,773.79 "
D.	Distributions From Payahead Acct
	1.	Net Payahead Transfer to Collection Acct  	"28,063.54 "
	2.	Transfer Investment Income to
		Servicer    [IVC.]				147.46
	3.	Total Transfers From Payahead Acct		"28,211.00 "
E.	Payahead Acct Ending Bal    				"91,562.79 "
F.	Total Distributions and Ending Bal			"119,773.79 "

XV.  RECONCILIATION OF YIELD SUPPLEMENT Acct
A.	Beginning Bal of Yield Supplement Acct 			"7,956,051.97 "
B.	Transfers IntoYield Supplement Acct
	1.	Yield Supplement Acct Investment Income   	"10,896.90 "
	2.	Transfer from Pre-Funding Acct for
		Subsequent Rec.					0.00
	3.	Total Transfers Into Yield Supplement Acct	"10,896.90 "
C.	Total Transfers and Beginning Bal  			"7,966,948.87 "
D.	Distributions From Yield Supplement Acct
	1.	Yield Supplement Amt to Collection Acct 	0.00
	2.	Transfer Investment Income to Seller		"10,896.90 "
	3.	Transfer Reduction in Specified YSA
		Bal to Seller 					"782,208.55 "
	4.	Total Transfers From Yield Supplement Acct	"793,105.45 "
E.	Specified Yield Supplement Acct Ending Bal 		"7,173,843.42 "
F.	Total Distributions and Ending Bal			"7,966,948.87 "

XVI.  RECONCILIATION OF NOTE Pmt Acct
A.	Transfers Into Note Pmt Acct
	1.	Total Required Pmt Distributed (less Total
		Servicing Fee) from Collection Acct		"16,042,520.01 "
	2.	Total Transfers Into Note Pmt Acct		"16,042,520.01 "
B.	Distributions from Note Pmt Acct
	1.	Pmts to Noteholders
		a.	Class A-1				0.00
		b.	Class A-2				"14,824,103.35 "
		c.	Class A-3				"828,333.33 "
		d.	Class B					"390,083.33 "
		e.	Total Pmts to Noteholders		"16,042,520.01 "
	2.	Ending Bal of Note Pmt Acct			0.00
C.	Total Distributions and Ending Bal			"16,042,520.01 "

XVII.  RECONCILIATION OF CERTIFICATE DISTRIBUTION Acct
A.	Transfers Into Certificate Distribution Acct
	1.	Excess Funds Deposited from Collection Acct	0.00
	2.	Collection Acct Investment Income		"18,622.86 "
	3.	Total Transfers into Certificate
		Distribution Acct				"18,622.86 "
B.	Distributions from Certificate Distribution Acct
	1.	Pmts to Certificateholders			"18,622.86 "
	2.	Ending Bal					0.00
E.	Total Distributions and Ending Bal			"18,622.86 "

XVIII.  RECONCILIATION OF PRE-FUNDING Acct
A.	Beginning Bal of Pre-Funding Acct			0.00
B.	Pre-Funding Acct Investment Income			0.00
C.	Total Transfers In and Beginning Bal			0.00
D.	Distributions from Pre-Funding Acct
	1.	Transfer Investment Income to Collection Acct	0.00
	2.	Transfer to Reserve Acct for Sale
		of Subsequent Rec.				0.00
	3.	Transfer to Yield Supplement Acct for Sale
		of Subsequent Rec.				0.00
	4.	Transfer to Payahead Acct for Subsequent
		 Rec. Sold This  Period				0.00
	5.	Transfer to Seller for Sale of
		Subsequent Rec.					0.00
	6.	Transfer to Collection Acct of Remaining
		Bal Due Noteholders				0.00
	7.	Total Transfers From Pre-Funding Acct		0.00
E.	Pre-Funding Acct Ending Bal				0.00
F.	Total Distributions and Ending Bal			0.00

XIX.  RECONCILIATION OF NEGATIVE CARRY Acct
A.	Beginning Bal of Negative Carry Acct			0.00
B.	Negative Carry Acct Investment Income			0.00
C.	Total Transfers In and Beginning Bal			0.00
D.	Distributions from Negative Carry Acct
	1.	Transfer of Negative Carry Amt to
		Collection Acct					0.00
	2.	Release Investment Income from Negative
		Carry Acct to Seller  				0.00
	3.	Release Excess Funds from Negative
		Carry Acct to Seller  				0.00
	4.	Total Transfers From Negative Carry Acct	0.00
E.	Negative Carry Acct Ending Bal				0.00
F.	Total Distributions and Ending Bal			0.00

XX.  DISTRIBUTION SUMMARY
A.	Distributions From Collection Acct
	1.	To Note Pmt Acct  				"16,042,520.01 "
	2.	To Servicer (MMCA)   				"179,692.36 "
	3.	To Payahead Acct  				0.00
	4.	To Reserve Acct  				0.00
	5 	To Supplemental Reserve Acct			0.00
	6.	To Certificate Distribution Acct  		"18,622.86 "
	7.	Total Distributions From Collection Acct    	"16,240,835.23 "

B.	Distributions From Reserve Acct
	1.	To Collection Acct    				0.00
	2.	To Seller  					"7,842.93 "
	3.	To Servicer (MMCA)				0.00
	4.	Total Distributions From Reserve Acct   	0.00

C.	Distributions From Supplemental Reserve Acct
	1.	To Collection Acct   				0.00
	2.	To Seller 					0.00
	3.	To Servicer (MMCA)				0.00
	4.	Total Distributions From Supplemental
		Reserve Acct   					0.00

D.	Distributions From Payahead Acct
	1.	To Collection Acct  				"28,063.54 "
	2.	Investment Income to
		Servicer (MMCA)    [IVC.]			147.46
	3.	Total Distributions From Payahead Acct    	"28,211.00 "

E.	Distributions From Yield Supplement Acct
	1.	To Collection Acct				0.00
	2.	Investment Income to Seller  			"10,896.90 "
	3.	Reduction in Specified Yield Suppl.
		Acct Bal to Seller  				"782,208.55 "
	4.	Total Distributions From Yield
		Supplement Acct 				"793,105.45 "

F.	Distributions From Pre-Funding Acct
	1.	To Reserve Acct					0.00
	2.	To Yield Suplement Acct				0.00
	3.	To Collection Acct				0.00
	4.	To Payahead Acct				0.00
	5.	To Seller for Sale of Subsequent Rec.		0.00
	6.	Total Distributions from Negative Carry Acct	0.00

G.	Distributions From Negative Carry Acct
	1.	To Collection Acct				0.00
	2.	To Seller  					0.00
	3.	Total Distributions from Negative Carry Acct	0.00

			Total					"17,069,994.61 "
H.	Total Distributions From All Accts to:
	1.	Note Pmt Acct  					"16,042,520.01 "
	2.	Servicer (MMCA) [XIB.(1)E.]			"179,839.82 "
	3.	Seller 						"800,948.38 "
	4.	Collection Acct  				"28,063.54 "
	5.	Certificate Distribution Acct  			"18,622.86 "
	6.	Reserve Acct  					0.00
	7.	Supplemental Reserve Acct			0.00
	8.	Payahead Acct  					0.00
	9.	Yield Supplement Acct				0.00
	10.	Total Distributions From All Accts		"17,069,994.61 "